                                                                   EXHIBIT 10.36

                                                                  EXECUTION COPY






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                         PACIFICARE HEALTH SYSTEMS INC.

                        ---------------------------------



                                 AMENDMENT NO. 2

                                   dated as of

                                December 17, 2003

                                       to

                                CREDIT AGREEMENT

                                   dated as of

                                  June 3, 2003

                        ---------------------------------


                              JPMORGAN CHASE BANK,
                             as Administrative Agent

                        ---------------------------------



                           J.P. MORGAN SECURITIES INC.
                                       and
                      MORGAN STANLEY SENIOR FUNDING, INC.,
          as Joint Advisors, Joint Lead Arrangers and Joint Bookrunners


================================================================================

                                 AMENDMENT NO. 2

         AMENDMENT NO. 2 dated as of December 17, 2003 to the Credit Agreement referred to below, between: PACIFICARE HEALTH SYSTEMS INC. (the "Borrower"); the Subsidiary Guarantors party to the Credit Agreement; and JPMORGAN CHASE BANK, as Administrative Agent thereunder.

         The Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent are parties to a Credit Agreement dated as of June 3, 2003 (as amended and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower.

         The Borrower has requested certain amendments to the Credit Agreement and, accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

         2.01. General References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

         2.02. Definitions. Section 1.01 of the Credit Agreement is amended by adding the following new defined term in its appropriate alphabetical location:

         "Applicable Term Loan Margin" means for any day, with respect to any ABR Loan or Eurodollar Loan, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", respectively, based upon the Ratings applicable on such date to the Loans (each a "Rating"):


                                      Ratings                       ABR                    Eurodollar
                                   (S&P/Moody's)                   Spread                    Spread
                                  ---------------                 --------                 -----------

          Category 1        > or = BB+ and > or = Ba2               1.25%                    2.25%


                                BB and > or = Ba2

          Category 2                                                1.50%                    2.50%
                               > or = BB and Ba3

                                 Other than in
          Category 3             Category 1 or 2                    1.75%                    2.75%



                                 Amendment No. 2

         For purposes of the foregoing, (a) if one of S&P and Moody's shall not have in effect a Rating (other than by reason of the circumstances referred to in the last sentence of this definition), such rating agency shall be deemed to have a Rating equal to the level of the Rating of the other rating agency; (b) if neither S&P nor Moody's shall have in effect a Rating (other than by reason of the circumstances referred to in the last sentence of this definition), then each such rating agency shall be deemed to have established a Rating in Category 3; and (c) if the Ratings established or deemed to have been established by S&P and Moody's shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Term Loan Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided that no reduction in the Applicable Term Loan Margin shall be effective for so long as an Event of Default shall have occurred and be continuing. If the rating system of S&P or Moody's shall change, or if either such rating agency shall cease to be in the business of rating secured bank loans, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Term Loan Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation.

         The Applicable Term Loan Margin in effect on effective date of Amendment No. 2 hereto dated as of December 17, 2003 shall be (i) in the case of Term Loans constituting an ABR Borrowing shall be 1.75% per annum and (ii) in the case of Term Loans constituting a Eurodollar Borrowing shall be 2.75% per annum.

         2.03. Interest on ABR Term Loans. Section 2.11(a)(ii) shall be amended to read in its entirety as follows:

         "(ii) the Alternate Base Rate plus the Applicable Term Loan Margin (in the case of Term Loans constituting an ABR Borrowing)."

         2.04. Interest on Eurodollar Term Loans. Section 2.11(b)(ii) shall be amended to read in its entirety as follows:

         "(ii) the Adjusted LIBO Rate for the Interest Period for such Borrowing plus the Applicable Term Loan Margin (in the case of Term Loans constituting a Eurodollar Borrowing)."

         Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders as of the date hereof that (a) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct, and of each Obligor in each of the other Loan Documents to which it is a party are true and correct in all material respects, in each case on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as





                                 Amendment No. 2
of a specific date, as of such specific date) and as if each reference herein to "this Agreement" (or words of similar import) or in such other Loan Documents to "the Credit Agreement" (or words of similar import) included reference to this Amendment No. 2 and (b) no Default has occurred and is continuing.

         Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 shall become effective as of the date hereof upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 2 executed by each Obligor and the Administrative Agent (with the written consent of each of the Term Loan Lenders and the Required Lenders provided in the form of the Lender Consent attached hereto as Exhibit A).

         Section 5. Confirmation of Guarantees and Security Interests. The Obligors hereby confirms and ratifies all of its respective obligations under the Loan Documents to which it is a party (including, in the case of each Subsidiary Guarantor, its respective obligations as a guarantor under Article III of the Credit Agreement (as amended hereby)) and the Liens granted by it under the respective Loan Documents (as amended hereby) and hereby represent, warrant and confirm that all references in such Loan Documents to the Credit Agreement (or words of similar import) fully and effectively mean the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

         Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.




                                 Amendment No. 2

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.



                                    BORROWER

                                    PACIFICARE HEALTH SYSTEMS, INC.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                 Amendment No. 2

                                    SUBSIDIARY GUARANTORS

                                    PACIFICARE HEALTH PLAN
                                    ADMINISTRATORS, INC.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    PACIFICARE eHOLDINGS, INC.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    SENIORCO, INC.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    RxSOLUTIONS, INC.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 Amendment No. 2

                                    PACIFICARE BEHAVIORAL HEALTH, INC.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    SECUREHORIZONS USA, INC.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    PACIFICARE OF ARIZONA, INC.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                    PACIFICARE OF OKLAHOMA, INC.



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                 Amendment No. 2

                                    ADMINISTRATIVE AGENT

                                    JPMORGAN CHASE BANK,
                                      as Administrative Agent



                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT A

                                 LENDER CONSENT

                  Reference is made to the Credit Agreement dated as of June 3, 2003 (as amended and in effect from time to time, the "Credit Agreement") between Pacificare Health Systems Inc., the Subsidiary Guarantors party to the Credit Agreement, the Lenders party to the Credit Agreement, JPMorgan Chase Bank, as Administrative Agent thereunder and JPMorgan Chase Bank, as Collateral Agent thereunder. Capitalized terms used and not otherwise defined herein are deemed to have the respective meanings assigned to such terms in the Credit Agreement.

                  The undersigned Lender party to the Credit Agreement hereby
(i) consents to Amendment No. 2 to the Credit Agreement, dated as of December 17, 2003, substantially in the form to which the form of this Lender Consent is attached ("Amendment No. 2") and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 2 on behalf of such Lender.





Full Name of Lender:
                    ---------------------------------------


By:
    ---------------------------------------
    Name:
    Title:

Date:  December 17, 2003




                                 Amendment No. 2